UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2021

Commission File Number 000-54530

GBT TECHNOLOGIES INC.

(Exact name of registrant as specified in its charter)

Nevada	27-0603137
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

2450 Colorado Ave., Suite 100E, Santa Monica, CA 90404

(Address of principal executive offices)

888-685-7336

(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act: Not applicable.

Title of each class	Trading Symbol	Name of each exchange on which registered
Not applicable.

Item 3.03 - Material Modification to Rights of Security Holders.

Item 5.03 - Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 14, 2021, GBT Technologies Inc. (the “Company”) reported in its Form 8-K that it had filed an Issuer Company-Related Action Notification Form with the Financial Industry Regulatory Authority (“FINRA”) for processing a 1-for-50 reverse stock split of its authorized and issued and outstanding common stock. On October 25, 2021, the Company received notice from FINRA that the reverse stock split described above will take effect at the open of business on Tuesday, October 26, 2021. The Company’s symbol on the OTC Pink will be GTCHD for 20 business days from October 26, 2021 and the CUSIP will be changed to 361548308.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Change dated September 22, 2021 (1)
3.2	Certificate of Correction dated October 6, 2021

(1)	Incorporated by reference to the Form 8-K Current Report filed with the Securities and Exchange Commission on September 13, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GBT TECHNOLOGIES INC.

		By:	/s/ Mansour Khatib
		Name:	Mansour Khatib
		Title:	Chief Executive Officer

Date:	October 25, 2021
Santa Monica, California